UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 2, 2020

IDEXX LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19271	01-0393723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One IDEXX Drive, Westbrook, Maine	04092
(Address of principal executive offices)	(ZIP Code)

207. 556.0300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	IDXX	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 23, 2020, IDEXX Laboratories, Inc. (the “Company”) entered into the Second Amendment (the “Second Amendment”) to Multicurrency Note Purchase and Private Shelf Agreement dated December 19, 2014 (as amended by that First Amendment to Multicurrency Note Purchase and Private Shelf Agreement dated March 14, 2019) among the Company, Metropolitan Life Insurance Company, the accredited institutional purchasers named therein (the “Purchasers”) and the other parties thereto, pursuant to which the Company agreed to issue and sell $125,000,000 of its 2.50% Series D Senior Notes having a ten-year term (the “2030 Notes”) at a purchase price of 100% of the principal amount of the 2030 Notes. On April 2, 2020, the Company issued and sold the 2030 Notes to the Purchasers pursuant to the Second Amendment.

The disclosure in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2020 is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description of Exhibit

10.1

Second Amendment to Multicurrency Note Purchase and Private Shelf Agreement, dated March 23, 2020, among the Company, as issuer, each of the Subsidiary Guarantors (as defined therein), Metropolitan Life Insurance Company and each of the holders of the Notes (as defined therein) (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 27, 2020 and incorporated herein by this reference).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEXX LABORATORIES, INC.

Date: April 8, 2020	By:	/s/ Brian P. McKeon
Brian P. McKeon
Executive Vice President, Chief Financial Officer and Treasurer